UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2017

CyberOptics Corporation

(Exact name of registrant as specified in its charter)

Minnesota	(0-16577)	41-1472057
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

5900 Golden Hills Drive Minneapolis, Minnesota		55416
(Address of principal executive offices)		(Zip Code)

(763) 542-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07.      Submission of Matters to a Vote of Security Holders.

CyberOptics Corporation (“CyperOptics”) held its annual meeting of shareholders on May 11, 2017. At the meeting, each of Alex B. Cimochowski, Craig D. Gates, Subodh K. Kulkarni, Irene M. Qualters, and Michael M. Selzer, Jr. were re-elected as directors to serve until the annual shareholder meeting in 2018 or until their successors are elected and qualify. The shareholders of CyberOptics approved amendments to the Non-Employee Director Stock Plan, that eliminate annual stock option grants for our non-employee directors and provide that share grants under the Non-Employee Director Stock Plan will vest in four equal quarterly installments during the year after the grant date, as long as the non-employee director is still serving as a director on the applicable vesting date. The shareholders approved, on a nonbinding advisory basis, compensation for our executive officers, and ratified the appointment of Grant Thornton LLP as CyberOptics’ independent registered public accounting firm for the year ending December 31, 2017.

As of the March 31, 2017 record date for the meeting, there were 6,943,137 shares of common stock issued and outstanding and 5,823,032 shares were represented at the annual meeting. The voting results were as follows:

1.	To elect five directors to serve until the annual meeting in 2018.

	For	Withheld	Broker Non-Votes
Alex B. Cimochowski	3,499,494	481,083	1,842,455
Craig D. Gates	3,665,082	315,495	1,842,455
Subodh K. Kulkarni	3,940,118	40,459	1,842,455
Irene M. Qualters	3,529,212	451,365	1,842,455
Michael M. Selzer, Jr.	3,504,912	475,665	1,842,455

3.	To approve amendments to the CyberOptics Corporation Non-Employee Director Stock Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,617,394	344,201	18,982	1,842,455

2.	To approve, on a non-binding advisory basis, the compensation to our executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,728,453	163,741	88,383	1,842,455

4.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,722,278	93,027	7,727	0

Consistent with the prior vote on the desired frequency of the non-binding shareholder vote on the compensation of executives, the Board of Directors of CyberOptics has determined to include the vote on executive compensation annually in its proxy materials until the next required vote on the frequency of such vote.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBEROPTICS CORPORATION.

By	/s/ JEFFREY A. BERTELSEN
Jeffrey A. Bertelsen, Chief Financial Officer

Dated:   May 16, 2017